SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 14, 2014

VARIAN MEDICAL SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7598	94-2359345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Hansen Way, Palo Alto, CA	94304-1030
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(650) 493-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 18, 2014, Varian Medical Systems, Inc. (the “Company”) filed a Certificate of Amendment to the Company's Restated Certificate of Incorporation with the Delaware Secretary of State (the “Certificate of Amendment”) to declassify the Company’s board of directors (the “Board”) and eliminate cumulative voting for directors effective beginning at the annual meeting of stockholders in 2016. The amendments were approved by the Company’s stockholders at the annual meeting held on February 20, 2014.

Commencing with the 2016 annual meeting of stockholders, directors standing for election will be elected for one year terms and stockholders will not be entitled to cumulative voting in elections of directors. Directors elected by stockholders prior to the 2016 annual meeting of stockholders will serve out their three year terms, and the entire Board will be elected annually commencing with the 2018 annual meeting of stockholders. A detailed description of the declassification and elimination of cumulative voting amendments are set forth in the Company's Definitive Proxy Statement for the annual meeting held on February 20, 2014 (the “2014 Proxy Statement”), which was filed with the Securities and Exchange Commission on January 6, 2014.

In connection with the foregoing, and as contemplated in the 2014 Proxy Statement, on August 15, 2014, the Board approved corresponding amendments, effective on August 18, 2014, to Section 15 of the Company's By-Laws to declassify the Board and provide for the annual election of all directors of the Board on the schedule described above.

The foregoing descriptions of the Certificate of Amendment and amended and restated By-Laws are qualified in their entirety by reference to the texts of the Certificate of Amendment and the By-Laws, which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K.

Item 8.01	Other Events

On August 14, 2014, the Company’s Board authorized the repurchase of an additional 6,000,000 shares of the Company’s common stock from August 15, 2014 through December 31, 2015. Stock repurchases may be made in the open market, in privately negotiated transactions, including accelerated share repurchase programs, or in Rule 10b5-1 share repurchase plans, and may be made from time to time or in one or more larger blocks. Repurchases are expected to be made in accordance with Rule 10b-18 and may include plans designed to satisfy the Rule 10b5-1 safe harbor. Shares will be retired upon repurchase.

On November 18, 2013, the Company issued a press release entitled “Varian Medical Systems Board of Directors Authorizes Repurchase of Additional 6 Million Shares of Stock through Calendar Year 2015.” A copy of the press release is attached as Exhibit 99.1 and incorporated by reference into this item.

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Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

3.1       Restated Certificate of Incorporation of Varian Medical Systems, Inc., as amended, effective August 18, 2014.

3.2       By-Laws of Varian Medical Systems, Inc., as amended, effective August 18, 2014.

99.1     Press Release dated August 18, 2014 entitled “Varian Medical Systems Board of Directors Authorizes Repurchase of Additional 6 Million Shares of Stock through Calendar Year 2015.”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Varian Medical Systems, Inc.

By:	/s/ John W. Kuo
Name:	John W. Kuo
Title:	Senior Vice President, General Counsel and Corporate Secretary

Dated: August 18, 2014

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EXHIBIT INDEX

Number	Exhibit

3.1	Restated Certificate of Incorporation of Varian Medical Systems, Inc., as amended, effective August 18, 2014.

3.2	By-Laws of Varian Medical Systems, Inc., as amended, effective August 18, 2014.

99.1	Press Release dated August 18, 2014 entitled “Varian Medical Systems Board of Directors Authorizes Repurchase of Additional 6 Million Shares of Stock through Calendar Year 2015.”